Exhibit 10.38

AMENDMENT NO. 5 AND AGREEMENT dated as of May 19, 2003 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 5, 1999, as amended and restated as of June 30, 2000, and as amended by Amendment No. 1 dated as of March 13, 2001, Amendment No. 2 dated as of June 8, 2001, Amendment No. 3, Waiver and Agreement dated as of December 31, 2001, and Amendment No. 4, Waiver and Agreement dated as of May 17, 2002 (the “Credit Agreement”), among CHIPPAC INTERNATIONAL COMPANY LIMITED, a British Virgin Islands company (the “Company”), CHIPPAC, INC., a Delaware corporation (“ChipPAC”), the Lenders (as defined therein) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its Cayman Islands branch (“CSFB”), as administrative agent (in such capacity, the “Administrative Agent”), as sole lead arranger and as collateral agent for the Administrative Agent and the Lenders.

A.    Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Company.

B.    ChipPAC and the Company have requested that the Credit Agreement be amended as provided herein. The Requisite Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

C.    Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendment to Section 1.  The definition of the term “Consolidated Subordinated Notes” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Convertible Subordinated Notes” means (a) the 8.0% Convertible Subordinated Notes due 2011 of ChipPAC, in an aggregate outstanding principal amount as of May 16, 2003, of $50,000,000, and (b) the convertible subordinated notes due [            ], to be issued by ChipPAC on or prior to July 18, 2003, in an aggregate principal amount not less than $50,000,000 nor more than $[                ], and to have substantially the terms described in ChipPAC’s preliminary confidential offering circular dated on or about May 19, 2003 (the “2003 Convertible Subordinated Notes”).”

SECTION 2.    Agreement.  The Company and ChipPAC hereby agree that, within one Business Day of the receipt of the proceeds of the 2003 Convertible Subordinated Notes, the Company shall prepay in full the outstanding Term Loans.

SECTION 3.    Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Company and ChipPAC represent and warrant to each of the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4.    Effectiveness.  This Amendment shall become effective as of the date first written above on the date (the “Amendment Effective Date”) on which the Administrative Agent shall received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Guarantors, the Requisite Lenders and the Administrative Agent.

SECTION 5.    Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.    Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.    Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.    Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 9.    Acknowledgment of Guarantors.  Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

CHIPPAC INTERNATIONAL COMPANY LIMITED,

by	/s/ Patricia H. McCall
Name: Patricia H. McCall Title: Director

CHIPPAC, INC.,

by	/s/ Dennis McKenna
Name: Dennis McKenna Title: Chairman and CEO

CHIPPAC KOREA COMPANY LTD.,

by	/s/ BK Sohn
Name: BK Sohn Title: President, Managing Director

CHIPPAC LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY,

by	/s/ Michael G. Potter
Name: Michael G. Potter Title: Managing Director

CHIPPAC LUXEMBOURG S.A.R.L.,

by	/s/
Name: Title:

CHIPPAC (BARBADOS) LTD.,

by	/s/ Patricia H. McCall
Name: Patricia H. McCall Title: Director

CHIPPAC LIMITED,

by	/s/ Patricia H. McCall
Name: Patricia H. McCall Title: Director

CHIPPAC MALAYSIA SDN. BHD.,

by	/s/ BK Sohn
Name: BK Sohn Title: Director

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually, and as Administrative Agent and an Issuing Bank,

by	/s/ Robert Hetu
Name: Robert Hetu Title: Director

by	/s/ David J. Dodd
Name: David J. Dodd Title: Associate

SIGNATURE PAGE TO AMENDMENT NO. 5 AND AGREEMENT DATED AS OF MAY 19, 2003, TO THE CHIPPAC CREDIT AGREEMENT DATED AS OF AUGUST 5, 1999, AS AMENDED AND RESTATED AS OF JUNE 30, 2000, AS AMENDED

ARK II CLO 2001-1, LIMITED
By:	Patriarch Partners II, LLC, as Collateral Manager

by	/s/ Lynn Tilton
Name: Lynn Tilton Title: Manager

BANK OF THE WEST

by	/s/ Clark Foster
Name: Clark Foster Title: Vice President

CITIZENS BANK OF MASSACHUSETTS

by	/s/ Christopher G. Daniel
Name: Christopher G. Daniel Title: Vice President

HELLER FINANCIAL, INC.

by	/s/ Mei Nishiwaki
Name: Mei Nishiwaki Title: Duly Authorized Signatory

IBM CREDIT LLC (FORMERLY IBM CREDIT CORP.)

by	/s/ Steven A. Flanagan
Name: Steven A. Flanagan Title: Manager, Global Special Handling

STANFIELD ARBITRAGE CDO, LTD.
By:	Stanfield Capital Partners LLC, as Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy Title: Partner

STANFIELD CARRERA CLO, LTD.
By:	Stanfield Capital Partners LLC, as Asset Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy Title: Partner

STANFIELD QUATTRO CLO, LTD.
By:	Stanfield Capital Partners LLC, as Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy Title: Partner